UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(855) 766-9463

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 10, 2025, Amaze Holdings. Inc. ( formerly Vine Wine, Inc.), a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “March Form 8-K”) reporting that on March 7, 2025 the Company had acquired Amaze Software, Inc. (“Amaze Software”) pursuant to that certain Amended and Restated Agreement and Plan of Merger dated as of March 7, 2025 among the Company, Amaze Holdings, Inc., Amaze Software, the stockholders of Amaze listed on Schedule I thereto, and Aaron Day, solely in his capacity as the Holders’ Representative. This Current Report on Form 8-K/A amends and supplements the March Form 8-K to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

The text of the March Form 8-K is incorporated herein by reference.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Amaze Software would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Amaze Software, Inc. as of and for the years ended December 31, 2024 and 2023 and the independent auditor’s report thereon are filed as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information giving effect to the Company’s acquisition of Amaze Software and which consist of the unaudited pro forma condensed combined statements of operations of the Company and Amaze Software as of March 31, 2025, and the year ended December 31, 2024, together with the notes thereto, are filed as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Bush & Associates CPA LLC
99.1	Audited consolidated financial statements of Amaze Software, Inc. as of and for the years ended December 31, 2024 and 2023
99.2	Unaudited pro forma combined financial information of Amaze Holdings, Inc. and Amaze Software, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Michael Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer